EXHIBIT 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB into the Company's previously filed Registration Statement File No. 33-99700.



                                         ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
February 19, 1999


                                       27